                                                                 EXHIBIT 10.1(k)

                                Amendment No. 22

                         to the A320 Purchase Agreement
                           Dated as of April 20, 1999

                                     between

                                 AVSA, S.A.R.L.

                                       and

                           JetBlue Airways Corporation

This Amendment No. 22 (hereinafter referred to as the "Amendment") is entered into as of February 17, 2005, between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac,
France (hereinafter referred to as the "Seller"), and JetBlue Airways
Corporation, a corporation organized and existing under the laws of the State of
Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA
(hereinafter referred to as the "Buyer").

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the
Buyer of certain Airbus A320-200 aircraft (the "Aircraft"), including twenty-five option aircraft (the "Option Aircraft"), which, together with all
Exhibits, Appendixes and Letter Agreements attached thereto and as amended by
Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of
March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000,
Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of
January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment
No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19,
2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003,
Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of
October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No.
19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004 and
Amendment No. 21 dated as of November 19, 2004 is hereinafter called the
"Agreement."

JetBlue - A320 - AVSA                                                AM No. 22-1

WHEREAS the Seller and the Buyer have agreed to amend the Appendix C to Clause
16 in the Agreement,

WHEREAS the Seller is willing to accommodate the Buyer with respect to the foregoing under the terms and conditions set forth herein,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.       DEFINITIONS

Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms "herein," "hereof" and
"hereunder" and words of similar import refer to this Amendment.

2.       COPIES

         Clause 3 of the Appendix C to Clause 16 of the Agreement is hereby amended by the addition of the following quoted provision:

         QUOTE

         3.3      Nothing in this License shall preclude the Buyer, or a third party contracted by the Buyer for this purpose only, from
                  making copies of the Airbus CBT System (maintenance). The
                  foregoing right to copy is limited for a use of such copies only by the Buyer's employees responsible for the maintenance of the Buyer's Airbus aircraft fleet, provided that the Buyer ensures Buyer's employees are aware of and abide by the terms and restrictions in this License. The Buyer shall ensure that employees return their copies of the Airbus CBT System to the
                  Buyer upon the Term of this License or upon termination of their employment with the Buyer, whichever occurs first.

         UNQUOTE

3.       LICENSE

         Clause 5 of the Appendix C to Clause 16 of the Agreement is hereby amended by the addition of the following quoted provision:

JetBlue - A320 - AVSA                                                AM No. 22-2

         QUOTE

         5.3      This License includes the right to give the Buyer's employees in the possession of a copy of the Airbus CBT System the right to use the same, exclusively in the read-only mode, on their own computers, inside or outside the Buyer's premises. All other restrictions and limitations of use of the Airbus CBT
                  System set forth in Clause 16 of the Agreement and in this
                  License shall apply to the use by the Buyer `s employees of the Airbus CBT System.

         UNQUOTE

4.       CONDITIONS OF USE

         Clause 6 of the Appendix C to Clause 16 of the Agreement is hereby amended by the addition of the following quoted provision:

         QUOTE

         6.3      Employees possessing a copy of the Airbus CBT System provided by the Buyer pursuant to Clause 3.3 herein may only use such copy for the purpose of their own training.

         UNQUOTE

5.       EFFECT OF THE AMENDMENT

         The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

         Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6.       CONFIDENTIALITY

         This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

JetBlue - A320 - AVSA                                                AM No. 22-3

7.       ASSIGNMENT

         Notwithstanding any other provision of this Amendment or of the
         Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.       COUNTERPARTS

         This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

JetBlue - A320 - AVSA                                                AM No. 22-4

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

                                               AVSA, S.A.R.L.

                                               By:  /s/ Marie-Pierre Merle Beral
                                                    ----------------------------
                                               Its:  Chief Executive Officer
                                                     -----------------------
                                               Date:  February 17, 2005
                                                      -----------------
JETBLUE AIRWAYS CORPORATION

By:  /s/ Thomas A. Anderson
     ----------------------
Its:  Senior Vice President
      ---------------------
Date:  February 17, 2005
       -----------------